UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2025

Oklo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40583	86-2292473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Coronado Dr. Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)

(650) 550-0127

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	OKLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 3, 2025, Oklo Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”) under the Company’s shelf registration statement on Form S-3 (the “Registration Statement”) (File No. 333-287715) that was originally filed with the SEC on June 2, 2025 and was declared effective by the SEC on June 12, 2025 (the “Registration Statement”), relating to the offer and sale of shares of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), from time to time having an aggregate offering price of up to $539,999,000 (the “Shares”), pursuant to an Equity Distribution Agreement, dated June 2, 2025 (as amended, the “Sales Agreement”), with Goldman Sachs & Co. LLC, BofA Securities, Inc., B. Riley Securities, Inc. and TD Securities (USA) LLC. The Company previously filed a prospectus supplement with the SEC, dated June 10, 2025 (the “Prior Prospectus Supplement”), relating to the offer and sale of shares of the Company’s Common Stock having an aggregate offering price of up to $400,000,000 pursuant to the Sales Agreement and Prior Prospectus Supplement. Upon the filing of the Prospectus Supplement, the Company will not make any offers or sales of its Common Stock pursuant to the Prior Prospectus Supplement.

As of the date of the Prospectus Supplement, the Company had issued and sold 5,458,953 shares of its Common Stock pursuant to the Sales Agreement and the Prior Prospectus Supplement and accompanying base prospectus for aggregate gross sale proceeds of approximately $400,000,000. Therefore, the Company may sell shares of Common Stock having an aggregate gross sales price of up to approximately $139,999,000 pursuant to the Prospectus Supplement.

Latham & Watkins LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares are registered pursuant to the Registration Statement and the base prospectus contained therein, and offerings of the Shares will be made only by means of the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Shares described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description of Exhibits

1.1	Equity Distribution Agreement, dated June 2, 2025, by and among the Company and Goldman Sachs & Co. LLC, BofA Securities, Inc., B. Riley Securities, Inc. and TD Securities (USA) LLC, incorporated by reference to the Company’s Registration Statement on Form S-3, filed on June 2, 2025.
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oklo Inc.

Date: September 3, 2025	By:	/s/ R. Craig Bealmear
	Name:	R. Craig Bealmear
	Title:	Chief Financial Officer